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                                   FIBERCHEM, INC.

                                  FORM OF ASSIGNMENT

              (To be executed by the registered Holder if such Holder
                    desires to transfer the Warrant Certificate)

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers to:

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                  (Please Print Name and Address of Transferee)

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Warrants to purchase up to _______________ Shares represented by this Warrant
Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint __________________________, Attorney, to transfer such Warrants on the books of the Company, with full power of substitution in the premises. The undersigned requests that if said number of Shares shall not be all of the Shares purchaseable under this Warrant Certificate that a new Warrant Certificate for the balance remaining of the Shares purchaseable under this Warrant Certificate be registered in the name of the undersigned Warrant Holder and delivered to the registered address of said Warrant Holder.

DATED:

Name of registered Holder:              ----------------------------------------

Address:                                ----------------------------------------

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                                        ----------------------------------------

Signature of
registered Holder:                      ----------------------------------------

Note: The above signature must correspond in all respects with the name of the Holder as specified on the face of this Warrant Certificate, without alteration or enlargement or any change whatsoever. The above signature of the registered Holder must be guaranteed by a commercial bank or trust company, by a broker or dealer which is a member of the National Association of Securities Dealers, Inc. or by a member of a national securities exchange, The Securities and Futures


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         Authority Limited in the United Kingdom or The International Stock
         Exchange in London, England. Notarized or witnessed signatures are not acceptable as guaranteed signatures.



Signature Guaranteed:



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  Authorized Officer



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  Name of Institution


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